Exhibit 99.1

Enovix Announces Proposed $300 Million Offering of Convertible Senior Notes Due 2030

September 10, 2025

FREMONT, Calif., September 10, 2025 (GLOBE NEWSWIRE) -- Enovix Corporation (the “Company” or “Enovix”) (NASDAQ: ENVX, ENVXW), a leader in advanced silicon battery technology, today announced its intent to offer $300 million aggregate principal amount of Convertible Senior Notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Enovix also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $60 million aggregate principal amount of Notes for settlement within a 13-day period beginning on, and including, the date on which the Notes are first issued. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Notes will be general unsecured obligations of Enovix and will accrue interest payable semiannually in arrears. The Notes will be convertible at the option of holders only upon the occurrence of certain events and during certain periods into cash, shares of Enovix common stock or a combination of cash and shares of Enovix common stock, at Enovix’s election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.

The Company expects to use a portion of the net proceeds from the Offering to pay the cost of the capped call transactions described below.

The Company intends to use the remaining net proceeds of the Offering for general corporate purposes, which may include to fund a portion of the purchase price for potential acquisitions. Although Enovix does not currently have any commitments or agreements to make any acquisitions, from time to time the Company evaluates potential acquisition targets in the battery ecosystem where it believes it could accelerate the adoption of the Company’s batteries into additional markets and customers through the acquisition of businesses or technologies. Enovix is currently in preliminary discussions with a number of such companies that it believes could be EBITDA accretive within 12 months following the acquisition and that it believes present potential long-term revenue synergies for its business; however, the Company does not have any current commitments or agreements to make any such acquisitions. Such discussions are in preliminary stages, and there can be no assurances that Enovix makes any such acquisitions or that any such acquisition would be consummated and actually result in the accretion or revenue synergies that the Company expects.
In connection with the pricing of the Notes, Enovix expects to enter into four separate capped call transactions with each of one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”) with final expirations occurring approximately six months, twelve months, eighteen months and thirty-six months, respectively, after the issuance of the Notes. The capped call transactions will collectively cover, subject to customary adjustments, the number of shares of Enovix common stock initially underlying the Notes. The capped call transactions are expected generally to offset the interim dilutive impact of the Notes to Enovix common stock that would occur (and/or cash payments the Company would be required to make) if the Notes were converted at or near the expiration of each capped call transaction, with such offset subject to a cap. Because the expirations of the capped call transactions do not match the maturity of the Notes, the capped call transactions will not offset the actual dilutive impact of the Notes to Enovix common stock and/or the actual cash payments Enovix is required to make upon conversion of the Notes.
In connection with establishing their initial hedges of the capped call transactions, Enovix expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to Enovix common stock and/or purchase shares of Enovix common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or

Exhibit 99.1
reduce the size of any decrease in) the market price of Enovix common stock or the trading price of the Notes at that time.
In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to shares of Enovix common stock and/or purchasing or selling shares of Enovix common stock or other securities of Enovix in secondary market transactions following the pricing of the Notes and prior to the expiration of each capped call transaction. This activity could also cause or avoid an increase or a decrease in the market price of Enovix common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, this could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.
The Notes and any shares of Enovix common stock potentially issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements

This press release contains forward-looking statements including statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, about the proposed terms of the Notes and capped call transactions; the completion, timing and size of the proposed Offering of the Notes and capped call transactions; the investors purchasing Notes and the amounts thereof; and the anticipated use of proceeds from the Offering, including the Company’s evaluation of potential acquisition targets that the Company believes could accelerate the adoption of the Company’s batteries into additional markets and customers through the acquisition of businesses or technologies, that Enovix believes could be EBITDA accretive within 12 months following such acquisition and that Enovix believes present potential long-term revenue synergies for its business.

The words anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, should, would and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent Enovix’s current beliefs, estimates, expectations and plans (including, without limitation, with respect to potential acquisitions) and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing Enovix’s estimates, expectations and plans (including, without limitation, with respect to the Company’s use of proceeds to pursue potential acquisitions) and assumptions as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions, as well as the risks summarized in “Risk Factors” in the Company’s Form 10-Q for the quarter ended June 29, 2025 relating to acquisitions. These risks are not exhaustive. Further information on these and other risks that could affect Enovix’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 29, 2024, the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 30, 2025 and June 29, 2025 (including, without limitation, the risks summarized in the “Risk Factors” section in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2025 relating to acquisitions), and the future reports that it may file from time to time with the SEC. Enovix assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Exhibit 99.1
Investor Contact:

Robert Lahey
ir@enovix.com

Chief Financial Officer:

Ryan Benton
ryan.benton@enovix.com

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